Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No._____

INTERIM ORDER (I) APPROVING NOTIFICATION
AND HEARING PROCEDURES FOR CERTAIN
TRANSFERS OF BENEFICIAL OWNERSHIP AND
DECLARATIONS OF WORTHLESSNESS WITH RESPECT
TO COMMON STOCK AND (II) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”): (i) approving the Procedures related to transfers of Beneficial Ownership of Common Stock; (ii) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to Common Stock in violation of the Procedures shall be null and void ab initio; and (iii) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409;

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.

and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved and shall apply to all transfers of Beneficial Ownership or declarations of worthlessness with respect to Common Stock of the Debtors; provided, however, that any party in interest may request emergency relief from the Procedures.
2.Until further order of this Court to the contrary, any transfer of or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
3.In the case of any such transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors to appropriately reflect that such transfer is null and void ab initio.
4.In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return

2

revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.
5.Other than to the extent that this Order expressly conditions or restricts trading in Common Stock, nothing in this Order or in the Motion shall, or shall be deemed to, prejudice, impair or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.
6.The declarations and notices substantially in the forms annexed hereto as Exhibit 1A, Exhibit 1B, Exhibit 1C, Exhibit 1D, Exhibit 1E and Exhibit 1F to the Procedures are hereby approved.
7.The Debtors may retroactively or prospectively waive any and all restrictions, stays and notification procedures set forth in the Procedures.
8.To the extent that this Order is inconsistent with any prior order or pleading with respect to the Motion in these cases, the terms of this Order shall govern.
9.The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and all applicable law and do not excuse compliance therewith.
10.Notwithstanding the relief granted herein or any actions taken hereunder, nothing contained in this Order shall create any rights in favor of or enhance the status of any claim held by any party in interest.
11.Notwithstanding the relief granted in this Order and any actions taken pursuant to such relief, nothing in this Order shall be deemed: (a) an admission as to the amount of, basis for or validity of any claim against a Debtor entity under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’, or any other party in interest’s, right to dispute any claim on any grounds; (c) a promise or requirement to pay any claim; (d) an implication or

3

admission that any particular claim is of a type specified or defined in the Motion or any order granting the relief requested by the Motion or a finding that any particular claim is an administrative expense claim or other priority claim; (e) a request or authorization to assume, adopt or reject any agreement, contract or lease pursuant to Bankruptcy Code section 365; (f) an admission as to the validity, priority, enforceability or perfection of any lien on, security interest in or other encumbrance on property of the Debtors’ estates; (g) a waiver or limitation of the Debtors’, or any other party in interest’s, rights under the Bankruptcy Code or any other applicable law; or (h) a concession by the Debtors that any liens (contractual, common law, statutory or otherwise) that may be satisfied pursuant to the relief requested in the Motion are valid, and the rights of all parties in interest are expressly reserved to contest the extent, validity or perfection or to seek avoidance of all such liens.
12.The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).
13.Notice of the Motion satisfies the requirements of Bankruptcy Rule 6004(a), and the Bankruptcy Local Rules are satisfied by such notice.
14.Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order are immediately effective and enforceable upon entry.
15.The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Order in accordance with the Motion.
16.This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation and enforcement of this Order.

Signed: March 10, 2023
/s/ Christopher M. Lopez
Christopher Lopez United States Bankruptcy Judge

4

Exhibit 1

Procedures for Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock

PROCEDURES FOR TRANSFERS OF BENEFICIAL OWNERSHIP AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK

The following procedures apply to transfers of Beneficial Ownership of Common Stock:1

a.

Any entity (as defined in section 101(15) of the Bankruptcy Code) that is or becomes a Substantial Shareholder (as defined herein) of Common Stock must file with the Court, and serve upon:  (i) the Debtors, Loyalty Ventures Inc., 8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225, Attn: Cynthia Hageman; (ii) proposed co-counsel to the Debtors, (a) Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York 10036, Attn: Philip C. Dublin and Meredith A. Lahaie and (b) Jackson Walker L.L.P., 1401 McKinney Street, Suite 1900, Houston, Texas 77010, Attn: Matthew D. Cavenaugh; (iii) counsel to Bank of America, National Association, as the administrative agent under the Credit Agreement,[2] Haynes and Boone, LLP, 2323 Victory Avenue, Suite 700, Dallas, Texas 75219, Attn: J. Frasher Murphy, Eli Columbus, Matt Ferris and James Markus; (iv) counsel to the ad hoc group of Term B Loan Lenders under the Credit Agreement, Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, Attn: Scott Greenberg and Steven Domanowski; (v) counsel to any statutory committee appointed in these cases; (vi) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, Texas 77002; and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form attached to the Procedures as Exhibit 1A (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 20 calendar days after the date of the Notice of Order (as defined herein), or (B) ten calendar days after becoming a Substantial Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.

Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock,

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.
[2]

“Credit Agreement” means that certain Credit Agreement dated as of November 3, 2021, (as amended by Amendment No. 1 to Credit Agreement (Financial Covenant), dated as of July 29, 2022), among LVI and certain of its subsidiaries, as borrowers, certain other subsidiaries of LVI, as guarantors, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto.

substantially in the form attached to the Procedures as Exhibit 1B (each, a “Declaration of Intent to Accumulate Common Stock”).

c.

Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form attached to the Procedures as Exhibit 1C (each, a “Declaration of Intent to Transfer Common Stock” and, together with a Declaration of Intent to Accumulate Common Stock, a “Declaration of Proposed Transfer”).

d.

The Debtors shall have 15 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes.  If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors, or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors do not object within such 15-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer.  Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 15-day waiting period for each Declaration of Proposed Transfer.

e.

For purposes of these Procedures: (i) a “Substantial Shareholder” is any person or entity (as such term is defined in Treasury Regulations Section 1.382-3(a)) that has direct or indirect Beneficial Ownership of at least 1,112,625 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock);[3] and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a

[3]	Based on approximately 24,725,000 shares of Common Stock outstanding as of March 2, 2023 for purposes of section 382 of the IRC.

single entity and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The following procedures apply for declarations of worthlessness of Common Stock:

a.

Any person or entity that currently is or becomes a 50-Percent Shareholder[4] must file with the Court and serve upon the Notice Parties a declaration of such status as a 50-Percent Shareholder, substantially in the form attached to the Procedures as Exhibit 1D (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) 20 calendar days after the date of the Notice of Order, and (ii) ten calendar days after becoming a 50-Percent Shareholder; provided, that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50-Percent Shareholder even if no Declaration of Status as a 50-Percent Shareholder has been filed.

b.

Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Beneficial Ownership of Common Stock for a tax year ending before the effective date of the Debtors’ chapter 11 plan, such 50-Percent Shareholder must file with the Court and serve upon the Notice Parties a declaration of intent to claim a worthless stock deduction (a “Declaration of Intent to Claim a Worthless Stock Deduction”), substantially in the form attached to the Procedures as Exhibit 1E.

i.

The Debtors shall have 15 calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.

ii.

If the Debtors timely object, the filing of the tax return or amendment thereto with such claim will not be permitted unless approved by a final and non-appealable order of the Court, unless the Debtors withdraw such objection.

[4]

For purposes of the Procedures, a “50-Percent Shareholder” is any person or entity that at any time in the three years preceding the Petition Date has owned 50 percent or more of the Beneficial Ownership of Common Stock of the Debtors (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

iii.

If the Debtors do not object within such 15-day period, the filing of the return or amendment with such claim will be permitted solely as described in the Declaration of Intent to Claim a Worthless Stock Deduction.  Additional returns and amendments within the scope of this section must be the subject of additional notices as set forth herein, with an additional 15-day waiting period.  To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these chapter 11 cases.

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a.

No later than three business days following entry of the Order, the Debtors shall serve a notice by first class mail, substantially in the form attached to the Procedures as Exhibit 1F (the “Notice of Order”), on:  (i) the Office of the United States Trustee for the Southern District of Texas; (ii) the entities listed on the Consolidated List of Creditors Holding the 30 Largest Unsecured Claims; (iii) the U.S. Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these chapter 11 cases; and (vi) all registered Common Stock holders and all banks, brokers, intermediaries or mailing agents (collectively, the “Nominees”) that hold Common Stock in “street name” (with instructions to serve down to the beneficial holders of Common Stock).

b.

All registered and Nominee holders of Common Stock shall be required to serve the Notice of Order on any holder for whose benefit such registered or Nominee holder holds such Common Stock down the chain of ownership for all such holders of Common Stock.

c.

Any entity or broker or agent acting on such entity’s or individual’s behalf who sells in excess of 1,112,625 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock)[5] to another entity shall be required to serve a copy of the Notice of Order on such purchaser of such Common Stock, or any broker or agent acting on such purchaser’s behalf.

d.

No later than three (3) business days following entry of the Order, the Debtors shall: (i) submit a copy of the Notice of Order (modified for publication) for publication in The New York Times (national edition) and/or any such other similar publication that the Debtors deem appropriate and

[5]	Based on approximately 24,725,000 shares of Common Stock outstanding as of March 2, 2023 for purposes of section 382 of the IRC.

disclose in the applicable affidavit of service; and (ii) post the Order and the Procedures to the Debtors’ restructuring website at https://cases.ra.kroll.com/LVI.

e.

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form.  The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except: (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order.  To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. _____

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Loyalty Ventures Inc. (the “Common Stock”).  Loyalty Ventures Inc. is a debtor and debtor in possession in Case No. 23-90111 (CML) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of _________, 2023, the undersigned party currently has Beneficial Ownership of _______ shares of Common Stock.  The following

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

[2]

For purposes of this Declaration and the Order:  (i) a “Substantial Shareholder” is any person or entity (as such term is defined in Treasury Regulations Section 1.382-3(a)) that has Beneficial Ownership of at least 1,112,625 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Class	Number of Shares	Date Acquired
Common Stock

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in Exhibit 1 to the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: ___________ __, 2023
________________, ________

(City)(State)

2

Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No._____

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) Beneficial Ownership of common stock of Loyalty Ventures Inc. (the “Common Stock”).  Loyalty Ventures Inc. is a debtor and debtor in possession in Case No. 23-90111 (CML) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that on _________, 2023, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

[2]

For purposes of this Declaration and the Order:  (i) a “Substantial Shareholder” is any person or entity (as such term is defined in Treasury Regulations Section 1.382-3(a)) that has Beneficial Ownership of at least 1,112,625 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

as set forth therein or is filing a Declaration of Status as a Substantial Shareholder contemporaneously herewith.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _______ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _______ shares of Common Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _______ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in Exhibit 1 to the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 15 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.

2

If the Debtors do not object within such 15-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: ___________ __, 2023
________________, ________

(City)(State)

3

Exhibit 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. _____

DECLARATION OF INTENT TO TRANSFER COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) Beneficial Ownership of common stock of Loyalty Ventures Inc. (the “Common Stock”).  Loyalty Ventures Inc. is a debtor and debtor in possession in Case No. 23-90111 (CML) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that on _______ __, 2023, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

[2]

For purposes of this Declaration and the Order:  (i) a “Substantial Shareholder” is any person or entity (as such term is defined in Treasury Regulations Section 1.382-3(a)) that has Beneficial Ownership of at least 1,112,625 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

as set forth therein or is filing a Declaration of Status as a Substantial Shareholder contemporaneously herewith.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _______ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _______ shares of Common Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _______ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in Exhibit 1 to the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 15 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.

2

If the Debtors do not object within such 15-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: ___________ __, 2023
________________, ________

(City)(State)

3

Exhibit 1D

Declaration of Status as a 50-Percent Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. _____

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder with respect to the common stock of Loyalty Ventures Inc. (the “Common Stock”).  Loyalty Ventures Inc. is a debtor and debtor in possession in Case No. 23-90111 (CML) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of _______ __, 2023, the undersigned party currently has Beneficial Ownership of _______ shares of Common Stock.  The following

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

[2]

For purposes of this Declaration and the Order:  (i) a “50-Percent Shareholder” is any person or entity that at any time in the three years preceding the Petition Date has owned 50 percent or more of the Beneficial Ownership of Common Stock of the Debtors (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Class	Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in Exhibit 1 to the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

2

Respectfully submitted,

(Name of 50-Percent Shareholder)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: ___________ __, 2023
________________, ________

(City)(State)

3

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. ____

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to its Beneficial Ownership of the common stock of Loyalty Ventures Inc. (the “Common Stock”).  Loyalty Ventures Inc. is a debtor and debtor in possession in Case No. 23-90111 (CML) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that on _______ __, 2023, the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Court and served copies thereof

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

[2]

For purposes of this Declaration and the Order:  (i) a “50-Percent Shareholder” is any person or entity that at any time in the three years preceding the Petition Date has owned 50 percent or more of the Beneficial Ownership of Common Stock of the Debtors (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382  of the IRC, and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

as set forth therein or is filing a Declaration of Status as a 50-Percent Shareholder contemporaneously herewith.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _______ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare that _______ shares of Common Stock became worthless during the tax year ending _______.  If the Proposed Worthlessness Claim is permitted to occur, the undersigned party will be treated as having acquired ___ shares of Common Stock on the first day of the undersigned party’s next taxable year and shall be treated as never having owned such Common Stock during any prior year for the purposes of testing whether an Ownership Change has occurred.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _______.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in Exhibit 1 to the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 15 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein.  If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final and non-appealable order of the Bankruptcy Court.

2

If the Debtors do not object within such 15-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party will each require an additional notice filed with the Court to be served in the same manner as this Declaration and are subject to an additional 15-day waiting period.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:

Address:

Telephone:

Facsimile:

Dated: ___________ __, 2023
________________, ________

(City)(State)

3

Exhibit 1F

Notice of Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
LOYALTY VENTURES INC., et al.,[1]	)	Case No. 23-90111 (CML)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No. _____

NOTICE OF DISCLOSURE PROCEDURES APPLICABLE
TO CERTAIN HOLDERS OF COMMON STOCK, DISCLOSURE
PROCEDURES FOR TRANSFERS OF Beneficial Ownership AND
DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK

TO:  ALL ENTITIES (AS DEFINED BY BANKRUPTCY CODE SECTION 101(15)) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF LOYALTY VENTURES INC. (THE “COMMON STOCK”):

PLEASE TAKE NOTICE that on March 10, 2023 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Emergency Motion for Entry of An Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. __] (the “Motion”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of the Debtors’ tax identification numbers, are:  Loyalty Ventures Inc. (3472); LVI Lux Holdings S.à r.l. (5350); LVI Sky Oak LLC (1657); and Rhombus Investments L.P. (7493).  The location of the Debtors’ service address for purposes of these chapter 11 cases is:  8235 Douglas Avenue, Suite 1200, Dallas, Texas 75225.

PLEASE TAKE FURTHER NOTICE that on [_____], 2023, the Court entered the Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Beneficial Ownership and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. __] (the “Order”) approving procedures for certain transfers of Beneficial Ownership and declarations of worthlessness with respect to Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Beneficial Ownership of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of any Beneficial Ownership of Common Stock by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Beneficial Ownership of Common Stock, in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Kroll Restructuring Administration LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time.  Such declarations are also available via PACER on the

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Order or the Motion, as applicable.

2

Court’s website at https://ecf.txsb.uscourts.gov for a fee, or free of charge by accessing the Debtors’ restructuring website at https://cases.ra.kroll.com/LVI.

PLEASE TAKE FURTHER NOTICE that failure to follow the procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of Section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, other transfer of, or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this court may determine.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of Bankruptcy Rule 3001(e) and all applicable law and do not excuse compliance therewith.

3

Dated: _______, 2023
Houston, Texas

/s/
JACKSON WALKER LLP	AKIN GUMP STRAUSS HAUER & FELD LLP
Matthew D. Cavenaugh (TX Bar No. 24062656)	Philip C. Dublin (pro hac vice pending)
Jennifer F. Wertz (TX Bar No. 24072822)	Meredith A. Lahaie (pro hac vice pending)
1401 McKinney Street, Suite 1900	One Bryant Park
Houston, Texas 77010	New York, New York 10036
Telephone: (713) 752-4200	Telephone: (212) 872-1000
Facsimile: (713) 752-4221	Facsimile: (212) 872-1002
Email: mcavenaugh@jw.com	Email:pdublin@akingump.com
jwertz@jw.com	mlahaie@akingump.com

Proposed Co-Counsel to the Debtors and	-and-
Debtors in Possession
AKIN GUMP STRAUSS HAUER & FELD LLP
Marty L. Brimmage, Jr. (TX Bar No. 00793386) Lacy M. Lawrence (TX Bar No. 24055913) Rachel Biblo Block (TX Bar No. 24097382)
2300 N. Field Street, Suite 1800
Dallas, Texas 75201
Telephone: (214) 969-2800
Facsimile: (214) 969-4343
Email:mbrimmage@akingump.com llawrence@akingump.com rbibloblock@akingump.com

Proposed Co-Counsel to the Debtors and Debtors in Possession

4